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                                                                    Exhibit 99.6

                                                                   EXHIBIT H.(1)

                      CONSOLIDATED NATURAL GAS COMPANY
                 RELATIONSHIP OF EXEMPT WHOLESALE GENERATOR
                        TO OTHER SYSTEM COMPANIES


                      CONSOLIDATED NATURAL GAS COMPANY
                                     |
                                     |
                                     |
                 -----------------------------------------
 (Wholly owned   |                                       |    (Wholly owned
     subsidiary) |                                       |        subsidiary)
                 |                                       |
         CNG POWER SERVICES                      CNG ENERGY SERVICES
            CORPORATION                             CORPORATION
                 |                                       |    (Fuel Manager)
                 |                                       |
 (Wholly owned   |                                       |    (Wholly owned
     subsidiary) |                                       |        subsidiary)
                 |                                       |
         CNG LAKEWOOD, INC.                      CNG POWER COMPANY
                  \                                     /
                   \                                   /
                    \                                 /
                     \                               /
                      \                             /
                       \                           /
                        \                         /
         (1% General     \                       /       (34% Limited
          Partnership     \                     /         Partnership
           Interest)       \                   /           Interest)
                            \                 /
                             \               /
                              \             /
                               \           /
                                \         /
                                 \       /
                                  \     /
                                   \   /
                                    \ /
                        LAKEWOOD COGENERATION, L.P.